Summary Prospectus and
Prospectus Supplement

February 11, 2026

Morgan Stanley Institutional Fund, Inc.

Supplement dated February 11, 2026 to the Morgan Stanley Institutional Fund, Inc. Summary Prospectus and Prospectus dated April 30, 2025, as supplemented

Emerging Markets Leaders Portfolio (the "Fund")

Effective immediately, Paul Psaila, Amay Hattangadi and Eric Carlson now serve as portfolio managers of the Fund and Vishal Gupta no longer serves as the portfolio manager of the Fund.

Accordingly, the Summary Prospectus and Prospectus are hereby amended as follows:

The sections of the Summary Prospectus titled "Fund Management—Portfolio Manager" and the Prospectus titled "Fund Summary—Emerging Markets Leaders Portfolio—Fund Management—Portfolio Manager" are hereby deleted in their entirety and replaced with the following:

Portfolio Managers. The Fund is managed by members of the Emerging Markets Equity team. Information about the members jointly and primarily responsible for the day-to-day management of the Fund is shown below:

Name	Title with Adviser/Sub-Adviser	Date Began Managing Fund
Paul Psaila	Managing Director of the Adviser	February 2026
Amay Hattangadi	Managing Director of MSIM Company	February 2026
Eric Carlson	Managing Director of the Adviser	February 2026

The section of the Prospectus titled "Fund Management—Portfolio Management—Emerging Markets Leaders Portfolio" is hereby deleted in its entirety and replaced with the following:

Emerging Markets Leaders Portfolio

The Fund is managed by members of the Emerging Markets Equity team. The team consists of portfolio managers and analysts. The team works collaboratively when making portfolio decisions. Current members of the team jointly and primarily responsible for the day-to-day management of the Fund are Paul Psaila, Amay Hattangadi and Eric Carlson.

Mr. Psaila has been associated with the Adviser in an investment management capacity since 1994. Mr. Hattangadi has been associated with MSIM Company or its affiliates in an investment management capacity since 1997. Mr. Carlson has been associated with the Adviser in an investment management capacity since 1997.

Please retain this supplement for future reference.

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